UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                        PURSUANT TO SECTION 13 FOR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of Event Requiring Report: March 28, 1998




                            CYBERAMERICA CORPORATION
             (Exact Name of Registrant as Specified on its Charter)


              I-9418                                    87-0509512
     (Commission File Number)               (IRS Employer Identification Number)


                                     NEVADA
         (State or Other Jurisdiction of Incorporation or Organization)




                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                    (Address of Principal Executive Offices)




                                 (801) 575-8073
              (Registrant's Telephone Number, Including Area Code)








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ITEM 5.           OTHER EVENTS

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         CyberAmerica Corporation, a Nevada corporation, was notified on May 28,
1998 that the Boston Stock Exchange (the "Exchange") is going to suspend trading of the Company's common stock at the close of trading on May 28, 1998 and file for immediate delisting with the Securities and Exchange Commission.

         The suspension was due to the Company's failure to meet the Exchange's minimum market value float requirements. The Exchange requires a market value float of at least $500,000. Recently, the Company has been unable to sustain this required minimum.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 1998


                                                        CyberAmerica Corporation



                                                    By: /s/Richard Surber
                                                    Richard D. Surber, President


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